Prepayment for Acquisition	12 Months Ended
Sep. 30, 2024
Prepayment for Acquisition [Abstract]
PREPAYMENT FOR ACQUISITION

NOTE 6 — PREPAYMENT FOR ACQUISITION

On September 26, 2022, the Company entered into a letter of intent for an equity transfer with an individual, Mr. Xibo Liu, pursuant to which, Mr. Xibo Liu transfers his 51% ownership in Yunnan Faxi Pharmaceuticals Co., Ltd. (“Yunnan Faxi”) to the Company at the price of RMB72 million (approximately $10.0 million). Based on contract terms, the Company prepaid RMB25 million (approximately $3.4 million) within three (3) business days upon signing the letter of intent. As of September 30, 2023, the prepayment was recorded as prepayment for acquisition on the balance sheets. However, due to unsatisfactory performance of Yunnan Faxi, the equity transfer contract was terminated on December 20, 2024. The amount of $3,562,472 (RMB25 million) was reclassified to other receivable as of September 30, 2024, and collected back subsequently.